SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018

CURTISS WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970

State or Other Jurisdiction of Incorporation or Organization	Commission File Number	IRS Employer Identification No.

130 Harbour Place Drive, Suite 300
Davidson, North Carolina	28036
Address of Principal Executive Offices	Zip Code

Registrant’s telephone number, including area code: (704) 869-4600

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On October 17, 2018, Curtiss-Wright Corporation (the “Company”) entered into a Fourth Amended and Restated Credit Agreement (the “Amended and Restated Agreement”), among the Company, and Certain Subsidiaries as Borrowers; the Lenders party thereto; Bank of America N.A., as Administrative Agent, Swingline Lender, and L/C Issuer; Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners; JPMorgan Chase Bank, N.A., and Wells Fargo, N.A., as Syndication Agents; and Citizens Bank, N.A., as Documentation Agents.

The Amended and Restated Agreement amends the Company’s $500 Million five-year credit facility under the Credit Agreement dated as of August 10, 2007, by extending the maturity date of the facility from November 2019 to October 2023, maintaining the credit facility of $500 Million but increasing the accordion feature from $100 Million to $200 Million, offering an expanded credit limit up to $700 Million. The Amended and Restated Credit Agreement eliminates one covenant, and otherwise provides for similar financial and debt covenants that are no more restrictive than those in the prior Credit Agreement. The Company plans to use the credit line for working capital purposes, internal growth initiatives, funding of possible future acquisitions and other general corporate purposes.

The foregoing description of the Amended and Restated Agreement does not purport to be complete. For an understanding of the terms and provisions, reference should be made to the Amended and Restated Agreement, attached as Exhibit 10.1 to this Report.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 — Fourth Amended and Restated Credit Agreement dated as of October 17, 2018 among the Company and Certain Subsidiaries as Borrowers; the Lenders party thereto; Bank of America N.A., as Administrative Agent, Swingline Lender, and L/C Issuer; Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners; JPMorgan Chase Bank, N.A., and Wells Fargo, N.A., as Syndication Agents; and Citizens Bank, N.A., as Documentation Agents

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURTISS WRIGHT CORPORATION

By:	/s/ Glenn E. Tynan
Glenn E. Tynan
Vice-President and Chief Financial Officer

Date: October 17, 2018

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amended and Restated Credit Agreement, dated October 17, 2018 among the Company and Certain Subsidiaries as Borrowers; the Lenders party thereto; Bank of America N.A., as Administrative Agent, Swingline Lender, and L/C Issuer; Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners; JPMorgan Chase Bank, N.A., and Wells Fargo, N.A., as Syndication Agents; and Citizens Bank, N.A., as Documentation Agents

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